================================================================================

                    U.S. Securities and Exchange Commission
                             Washington, D.C. 20549

                    =======================================

                                  Form 8-K/A

                               Amendment No. 3

                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                    =======================================


       Date of Report (Date of earliest event reported): August 26, 1997

                         Roberts Realty Investors, Inc.
               (Exact name of Registrant as specified in charter)

         Georgia                       0-28048                   56-2122873
(State or other Jurisdiction    (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                    Identification Number)

       8010 Roswell Road, Suite 120, Atlanta, Georgia     30350
            (Address of principal executive offices)    (Zip Code)

                                 (770) 394-6000

              (Registrant's Telephone Number, including Area Code)

================================================================================

                                   FORM 8-K/A
                                AMENDMENT NO. 3

ITEM 7 - FINANCIAL STATEMENTS AND EXHIBITS

(a)  Pro Forma Financial Statements

     (i) Pro forma condensed consolidated balance sheet as of September 30, 1997 (unaudited).

     (ii) Pro forma consolidated statements of operations for the year ended December 31, 1996 (unaudited) and for the nine months ended September 30, 1997 (unaudited).

ROBERTS REALTY INVESTORS, INC.

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
SEPTEMBER 30, 1997
(IN THOUSANDS)
(UNAUDITED)


This unaudited pro forma condensed consolidated balance sheet is presented with the August 26, 1997 sale of the Autumn Ridge community already reflected in the Company's historical Balance Sheet as of September 30, 1997. In management's opinion, all adjustments necessary to reflect the effect of this transaction have been made. This unaudited pro forma condensed consolidated balance sheet is not necessarily indicative of what the actual financial position would have been at September 30, 1997, nor does it purport to represent the future financial position of the Company.





                                                          ADJUSTMENTS
                                                          FOR SALE OF
                                HISTORICAL              AUTUMN RIDGE (A)                PRO FORMA

ASSETS

NET REAL ESTATE ASSETS          $  106,513                                              $ 106,513

CASH AND CASH EQUIVALENTS           11,041              $          5 (B)                   11,046

RESTRICTED CASH                        667                                                    667

OTHER ASSETS - NET                   1,067                        (8)(C)                    1,059
                                ----------              ------------                    ---------

                                $  119,288              $         (3)                   $ 119,285
                                ==========              ============                    =========


LIABILITIES AND
   SHAREHOLDERS' EQUITY

LIABILITIES:
 Mortgage notes payable             68,179                                                 68,179
 Other liabilities                   4,655                        (3)(D)                    4,652
                                ----------              ------------                    ---------
                                    72,834                        (3)                      72,831

MINORITY INTEREST                   20,672                                                 20,672


SHAREHOLDERS' EQUITY:
 Common stock                           42                                                     42
 Additional paid-in capital         29,396                                                 29,396
 Accumulated deficit                (3,656)                                                (3,656)
                                ----------                                              ---------
                                    25,782                                                 25,782
                                ----------              ------------                    ---------

                                $  119,288              $         (3)                   $ 119,285
                                ==========              ============                    =========

Notes to pro forma condensed consolidated balance sheet (unaudited):

(A) Represents the adjustments necessary to reflect the effects of the Company's sale of the Autumn Ridge community.

(B) Reflects the increase in cash from the collection of $8,000 of receivables less the payment of $3,000 of accounts payable which relate to the sale of the Autumn Ridge community.

(C) Reflects the collection of certain receivables related to the sale of the Autumn Ridge community.

(D) Reflects the payment of accounts payable related to the sale of the Autumn Ridge community.

ROBERTS REALTY INVESTORS, INC.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
NINE MONTHS ENDED SEPTEMBER 30, 1997
(IN THOUSANDS EXCEPT PER SHARE AMOUNTS)
(UNAUDITED)


The accompanying pro forma consolidated statement of operations is presented as if the Company's sale of the Autumn Ridge community and the purchase of Roberts Properties Management L.L.C. had occurred as of January 1, 1997. In management's opinion, all adjustments necessary to reflect the effects of these transactions have been made. This unaudited pro forma consolidated statement of operations is not necessarily indicative of what the actual results of operations would have been had these transactions occurred on January 1, 1997, nor does it purport to represent the results of operations for future periods.



                                                             ROBERTS
                                                            PROPERTIES                     ADJUSTMENTS
                                                            MANAGEMENT                     FOR SALE OF
                                                              L.L.C.                         AUTUMN
                                             HISTORICAL    HISTORICAL (A)   ADJUSTMENTS     RIDGE (B)      PRO FORMA

OPERATING REVENUES:                         $    13,171    $       211      $  (211)(C)    $ (1,088)       $ 12,083
                                            -----------    -----------      -------        --------        --------

OPERATING EXPENSES:
 Personnel                                        1,281                                        (143)          1,138
 Utilities                                          872                                        (124)            748
 Repairs, maintenance, and landscaping              799                                        (112)            687
 Real estate taxes                                1,093                                         (62)          1,031
 Management fees to related party                   211                        (191)(D)         (20)
 Marketing, insurance & other                       605                                         (50)            555
 General & administrative expenses                1,149            183                                        1,332
 Depreciation of real estate assets               4,344                                        (363)          3,981
                                            -----------    -----------      -------        --------        --------

   Total operating expenses                      10,354            183         (191)           (874)          9,472
                                            -----------    -----------      -------        --------        --------

INCOME FROM OPERATIONS                            2,817             28          (20)           (214)          2,611
                                            -----------    -----------      -------       ---------        --------

OTHER INCOME (EXPENSES):
 Interest income                                    263                                         (32)            231
 Interest expense                                (3,570)                                        230          (3,340)
 Gain on sale of asset                            1,792                                      (1,792)
 Loss on disposal of assets                        (124)                                         17            (107)
 Amortization of deferred financing costs           (90)                                          6             (84)
 Other amortization expense                         (26)            (7)           7 (E)                         (26)
 Acquisition of Roberts Properties
  Management, L.L.C                              (5,900)                      5,900 (F)
                                            -----------    -----------      -------       ---------        --------

   Total other income (expenses)                 (7,655)            (7)       5,907          (1,571)         (3,326)
                                            -----------    -----------      -------       ---------        --------

INCOME (LOSS) BEFORE MINORITY
INTEREST AND EXTRAORDINARY ITEM                  (4,838)            21        5,887          (1,785)           (715)

MINORITY INTEREST                                 2,085                      (1,766)(G)                         319
                                            -----------    -----------      -------       ---------        --------

INCOME (LOSS) BEFORE
EXTRAORDINARY ITEM                          $    (2,753)   $        21      $ 4,121       $  (1,785)       $   (396)
                                            ===========    ===========      =======       =========        ========

PER SHARE DATA:

 Income (loss) before extraordinary item    $     (0.66)                                                   $  (0.09)
                                            ===========                                                    ========

 Weighted average common shares assumed
  to be outstanding                           4,186,330                                                   4,186,330
                                            ===========                                                   =========

(A) Reflects the historical statement of operations for the three months ended March 31, 1997, the period prior to the acquisition of Roberts Properties Management, L.L.C. ("Roberts Management").

(B) On August 26, 1997, the Autumn Ridge community was sold and all of its operating revenues and expenses have been eliminated from the pro forma for the period presented. The sale resulted in a gain of $1,792,000.

(C) Reflects the elimination of management fee income as a result of the merger of Roberts Management into Roberts Properties Residential, L.P.

(D) Reflects the elimination of management fees paid to Roberts Management by Roberts Properties Residential, L.P. The fees related to the Autumn Ridge community are eliminated in adjustment (B).

(E) Reflects the elimination of amortization expense resulting from the write-off of Roberts Management's unamortized management contracts.

(F) Reflects the elimination of the nonrecurring expense associated with the purchase of Roberts Management.

(G) Reflects the adjustment necessary to arrive at the 44.6% pro forma minority interest that would exist had the purchase of Roberts Management occurred on January 1, 1997.

ROBERTS REALTY INVESTORS, INC.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1996
(IN THOUSANDS EXCEPT PER SHARE AMOUNTS)
(UNAUDITED)


The accompanying pro forma consolidated statement of operations is presented as if the Company's acquisitions of (1) Roberts Properties Bentley Place, L.P. effective March 1, 1996 for $7,235,000, (2) The Crestmark Club, L.P. effective June 1, 1996 for $19,025,500, (3) Roberts Properties Management, L.L.C. effective April 1, 1997 for $5,900,000, and (4) the sale of the Autumn Ridge community on August 26, 1997 for $10,601,000 had occurred as of January 1, 1996. The acquisitions of Roberts Properties Bentley Place, L.P. and The Crestmark Club, L.P. have been accounted for using the purchase method of accounting. The Company acquired Roberts Properties Management, L.L.C. through a merger. In management's opinion, all adjustments necessary to reflect the effects of these transactions have been made. This unaudited pro forma consolidated statement of operations is not necessarily indicative of what the actual results of operations would have been had this transaction occurred on January 1, 1996, nor does it purport to represent the results of operations for future periods.



                                                     ROBERTS
                                                    PROPERTIES
                                                    MANAGEMENT                                              ADJUSTMENTS FOR
                                                      L.L.C.                                                 SALE OF AUTUMN
                                                    HISTORICAL                ACQUISITIONS  ADJUSTMENTS FOR      RIDGE      PRO
                                         HISTORICAL   (A)      ADJUSTMENTS       (B)         ACQUISITIONS         (C)      FORMA

OPERATING REVENUES:                      $   15,197  $   874    $ (874)(D)(E) $ 1,118                       $ (1,470)    $  14,845
                                         ----------  -------    ------        -------                       --------     ---------

OPERATING EXPENSES:
 Personnel                                    1,365                               106                           (168)        1,303
 Utilities                                      932                                75                           (186)          821
 Repairs, maintenance, and landscaping          956                                65                            (86)          935
 Real estate taxes                            1,149                               106                            (77)        1,178
 Management fees to related party               760               (760)(D)
 Marketing, insurance & other                   689                                64                           (110)          643
 General & administrative expenses              926      491                                                                 1,417
 Depreciation of real estate assets           4,974        2        (2)(F)        286         167(G)            (579)        4,848
                                         ----------   ------    ------        -------         ---           --------     ---------

  Total operating expenses                   11,751      493      (762)           702         167             (1,206)       11,145
                                         ----------   ------     -----        -------         ---           --------     ---------

INCOME FROM OPERATIONS                        3,446      381      (112)           416        (167)              (264)        3,700
                                         ----------   ------     -----        -------         ---           --------     ---------

OTHER INCOME (EXPENSES):
 Interest income                                353        3                        5                             (8)          353
 Interest expenses                           (3,724)                             (365)        (17)(H)            269        (3,837)
 Amortization of deferred financing costs      (141)                              (16)         14 (I)              6          (137)
 Other amortization expense                     (67)     (19)       19 (J)                                                     (67)
                                         ----------   ------     -----        -------         ---           --------     ---------

  Total other income (expenses)              (3,579)     (16)       19           (376)         (3)               267        (3,688)
                                         ----------   ------     -----        -------         ---           --------     ---------

INCOME (LOSS) BEFORE MINORITY
INTEREST & EXTRAORDINARY ITEM                  (133)     365       (93)            40        (170)                 3            12

MINORITY INTEREST                                52                                           (26)(K)            (31)           (5)
                                         ----------   ------     -----        -------         ---          ---------     ---------

INCOME (LOSS) BEFORE
EXTRAORDINARY ITEM                              (81)     365       (93)            40        (196)               (28)            7
                                         ==========   ======     =====        =======         ===          =========     =========

PER SHARE DATA:

 Income (loss) before extraordinary item $    (0.02)                                                                     $   (0.00)
                                         ==========                                                                      =========

 Weighted average common shares
    assumed to be outstanding(L)          3,799,567                                                                      4,154,659
                                         ==========                                                                      =========

Notes to pro forma consolidated statement of operations (unaudited):

(A) Reflects the historical statement of operations for the year ended December 31, 1996 of Roberts Properties Management, L.L.C. (Roberts Management).

(B) Reflects the Roberts Properties Bentley Place, L.P. unaudited historical statement of operations for the two months ended February 29, 1996, and The Crestmark Club, L.P. unaudited historical statement of operations for the five months ended May 31, 1996, prior to their acquisition by the Company excluding management fees paid to Roberts Management.

(C) On August 26, 1997, the Autumn Ridge community was sold and all of its operating revenues and expenses have been eliminated from the pro forma for the period presented. The sale resulted in a gain of $1,792,000 and extraordinary charges of $326,000 related to debt prepayment for a net gain of $1,466,000 which is not reflected in the pro forma statement of operations.

(D) Reflects the elimination of $760,000 of management fees paid to Roberts Management by Roberts Properties Residential, L.P. (the Operating Partnership).

(E) Reflects the elimination of $114,000 of management fees paid to Roberts Management on certain properties prior to their inclusion in the Operating Partnership.

(F) Reflects the elimination of depreciation expense on certain assets held by Roberts Management deemed to have no future value ($2,000).

(G) Reflects an increase in depreciation as a result of the purchase of the Bentley Place Community ($12,000), and the Crestmark Community ($155,000).

(H) Reflects the reduction in interest expense ($1,000) associated with the payoff of the note payable at the closing of the Bentley Place acquisition. Reflects an increase in interest expense ($73,000) for the $4,100,000 loan that was placed on the Bentley Place Community. The loan has a fixed interest rate of 7.10% for a 10-year term with monthly payments of principal and interest based on a 30-year amortization schedule. Reflects a decrease in interest expense due to the payment of the Crestmark land loans at the closing of the acquisition of the Crestmark Community ($55,000).

(I) Reflects a reduction in amortization expense ($1,000) for the write-off of intangible assets as a result of the Bentley Place acquisition. Reflects an increase in amortization expense ($2,000) for the estimated loan costs of $73,000 associated with the loan to be secured by the Bentley Place Community. Reflects the reduction in amortization expense ($15,000) resulting from the write-off of The Crestmark Club, L.P.'s unamortized loan costs.

(J) Reflects the elimination of amortization expense resulting from the cancellation and write-off of Roberts Management's unamortized management contracts.

(K) Represents the adjustment to reflect the 45.0% minority interest that would result if the acquisition of Roberts Management, the Bentley Place Community and the Crestmark Community had occurred as of January 1, 1996.

(L) Pro forma weighted average shares outstanding reflects historical weighted average shares outstanding for the year ended December 31, 1996 adjusted to give effect to (i) 744,940 shares of common stock issued in connection with the acquisition of Bentley Place and (ii) 699,175 shares issued in the offering of common stock in March and May as if such shares had been issued on January 1, 1996. Earnings per share is unaffected by partners who receive units in the Operating Partnership instead of shares of common stock of the Company because unitholders and shareholders effectively share equally in the income or loss of the Operating Partnership.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

                                            ROBERTS REALTY INVESTORS, INC.

Date: November 24, 1997                     By:  /s/ Charles S. Roberts
                                                 -------------------------
                                                 Charles S. Roberts
                                                 Chairman of the Board, Chief
                                                 Executive Officer and President